Stein Roe Advisor Mutual Funds

Annual Report
 Sept. 30, 1997

Growth and Income Funds

        Stein Roe Advisor Balanced Fund

Contents


Performance................................................................. 1
How the Stein Roe Advisor Balanced Fund has done over time

Q&A......................................................................... 2
Interview with the portfolio manager and a summary of investment activity

Investments................................................................. 5
A complete list of investments with market values

Financial Statements........................................................ 10
Balance sheets, statements of operations and changes in net assets

Notes to Financial Statements............................................... 16

Financial Highlights........................................................ 20
Selected per-share data

Report of Independent Public Accountants.................................... 22

Fund Performance*

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

                          Average Annual Total Returns
                                             Periods ended Sept. 30, 1997
                                               PAST 1  PAST 3  PAST 5  PAST 10
                                                 YEAR   YEARS   YEARS    YEARS
ADVISOR BALANCED FUND                          23.24%  17.26%  13.02%   10.76%
S&P 500                                        40.43   29.89   20.75    14.73

Investment Comparison

COMPARISON of change in value of a $10,000 investment.
                        Advisor
Date              Balanced Fund           S&P 500

9/30/87                   10000             10000
9/30/88                    9413              8761
9/30/89                   11367             11648
9/30/90                   10587             10571
9/30/91                   13729             13858
9/30/92                   15257             15389
9/30/93                   17480             17384
9/30/94                   17542             18024
9/30/95                   20084             23378
9/30/96                   23063             28129
9/30/97                   28507             39500


* Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Balanced Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Balanced Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment.

Fund Data

Investment Objective:
Seeks long-term growth of capital and current income, consistent with reasonable investment risk by investing primarily in a diversified portfolio of equities, debt securities and cash.


Q&A

AN INTERVIEW WITH HARVEY HIRSCHHORN, PORTFOLIO MANAGER OF ADVISOR BALANCED FUND

Q: HOW WAS PERFORMANCE FOR THE FISCAL YEAR ENDED SEPT. 30, 1997?

A: The Fund's return of 23.24 percent came in just behind the 23.82 percent return of the Lipper balanced fund peer group. Performance during the fourth quarter of 1996 was excellent, but for the remainder of the fiscal year the Fund's performance was average, dampened by our somewhat defensive stance toward U.S. equity markets -- we invested only 56 percent of the portfolio in equities. In addition, about 16 percent of those equities were international securities.* For the three-year period ended Sept. 30, 1997, the Fund's total return was
17.26 percent, compared to the peer group return of 18.58 percent for the same period.

Q: WITH INTERNATIONAL STOCKS LARGELY UNDERPERFORMING THE S&P 500, HOW DID ADVISOR BALANCED FUND'S INTERNATIONAL HOLDINGS FARE?

A: Fortunately, our international selections were good performers. Ericsson (1.6 percent of total net assets), a company that dominates globally in cellular manufacturing and technology, has been a real winner for us. One of our best performers was a Japanese company -- Canon, a camera manufacturer (1.0 percent of total net assets), is up over 60 percent year to date. We remain confident in our international investments.

Q: WHAT WORKED WELL FOR YOU DOMESTICALLY?

A: Our overweightings in the financial, health care and pharmaceutical sectors have benefited us. One of our best performers was an initial public offering -- American States Financial (1.2 percent of total net assets), a financial services company. Since we purchased it, the company experienced growth, was acquired, and its stock subsequently more than doubled in the past 12 months. In addition, BankAmerica and Citicorp, two big money center banks (1.2 percent and 1.1 percent of total net assets, respectively), performed well. In the technology sector, we made a good investment in Intel, up 90 percent this past year (1.1 percent of total net assets).

Q: IN WHAT AREAS DID EQUITY PERFORMANCE SUFFER?

A: For the most part we believe we did a good job of assessing and eliminating those stocks that we were concerned would be a drag on performance, before company fundamentals deteriorated further. Our real estate investment trusts (REITs) did affect performance, however. Although REITs have turned in above-average performance at certain times during this past year -- in particular they were the top performers in the last quarter of calendar year 1996 -- on balance, they underperformed for the year, up 18.2 percent through the year ended Sept. 30, 1997.

Our overweighted position in the electrical equipment area and our position in energy stocks dampened performance, as stocks in these sectors generally underperformed. Other sectors that underperformed include telephones and food -- areas in which we were beneficially underweighted.

Q: HOW DID YOUR FIXED INCOME INVESTMENTS DO?

A: We believe our somewhat longer duration in our fixed income investments was positive, as longer-term interest rates traded lower within a narrow range through the past 12 months.

Q: WHAT DO YOU EXPECT FROM THE ECONOMY GOING FORWARD?

The economy has been on a solid growth track this year, showing the strongest performance in the current six-year expansion. Liquidity and monetary growth have turned up materially in recent months, suggesting that growth will not slow as a result of liquidity constraints. Moreover, consumption is moving along and interest rates have eased to levels that should be attractive for housing and other interest-rate sensitive areas of the economy.

Going forward, the strength of the economy will be tempered by exports, inventories and government spending. In our opinion, the dollar's strength may cause a softening in demand for U.S. exports and firm economic activity may pull in imports, leading to a continuing deterioration in our trade balance.

Overall, we think the economy may slow from this year's approximately 3.5 percent pace to 2.5 percent next year. We believe inflation is likely to remain muted at 2 percent and interest rates are likely to fluctuate around current levels.

Q: HOW WILL THIS AFFECT CORPORATE PROFITS?

With respect to corporate profits we expect more moderate gains this coming year. Heightened foreign competition due to currency movements may hurt U.S. company sales and moderating pressure on profit margins may result from firmer labor costs and slower productivity gains.

Q: HOW MIGHT THE PORTFOLIO REACT?

A: We continue to favor technology, financials, pharmaceuticals and REITs, and plan to maintain those positions going forward. We foresee opportunities for good value and improving fundamentals in the mid-cap area of the stock market.

The adviser currently limits expenses on class K shares to 1.35 percent of average net assets, subject to termination on 30 days' notice to the Fund. Absent this limit, total return would be less.

Historical performance for class K shares for the period prior to Feb. 14, 1997, is based on the performance of SR&F Balanced Portfolio, restated to reflect the 12b-1 fees and any other expenses applicable to that class, without giving effect to any fee waivers and assuming reinvestment of dividends and capital gains. Historical performance as restated does not represent Advisor Balanced Fund's future performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURNS WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Sept. 30, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of any Stein Roe fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's flexible portfolio fund peer group for the one-, five- and 10-year periods ended Sept. 30, 1997, were 23.82 percent, 13.61 percent and 10.44 percent, respectively.

*Foreign investments involve market, political and currency risks not generally associated with U.S. investments.

Holdings are disclosed as a percentage of the SR&F Balanced Portfolio's total net assets.

SR&F Balanced Portfolio
-------------------------------------------------------------------------------
Investments as of September 30, 1997
(Dollar amounts in thousands)
                                                            Number       Market
EQUITY-RELATED SECURITIES (67.7%)                        of Shares        Value
-------------------------------------------------------------------------------
COMMON STOCKS (56.4%)
AUTOMOTIVE (0.8%)
Honda Motor Company, Ltd. ADRs.......................       33,000      $ 2,302

BANKS (8.6%)
Banc One Corporation.................................       64,124        3,579
BankAmerica Corporation..............................      106,000        7,771
Citicorp.............................................       53,000        7,099
Royal Bank of Scotland Group Plc.....................      233,710        2,605
Wells Fargo & Company................................        5,000        1,375
Westpac Banking Corporation Ltd......................      320,000        2,016
                                                                        -------
                                                                         24,445
CHEMICALS (1.6%)
DuPont Company.......................................       40,000        2,463
Praxair, Inc.........................................       40,000        2,048
                                                                        -------
                                                                          4,511
COMPUTERS (1.0%)
International Business Machines Corp.................       26,000        2,754

COMPUTER SOFTWARE AND SERVICES (0.5%)
Fujitsu Ltd..........................................      125,000        1,563

CONGLOMERATES AND MISCELLANEOUS (1.0%)
Harris Corporation...................................       64,000        2,928

DATA PROCESSING & DUPLICATING (1.0%)
Canon, Inc...........................................       97,000        2,836

DRUGS AND HEALTH PRODUCTS (5.4%)
Bristol-Myers Squibb Company.........................       56,000        4,634
Eli Lilly & Co.......................................       46,000        5,552
Novartis AG ADRs.....................................       45,000        3,455
United Healthcare Corporation........................       35,000        1,750
                                                                        -------
                                                                         15,391
ELECTRICAL EQUIPMENT (6.8%)
Emerson Electric Co. ................................       97,000        5,590
General Electric Company.............................      117,000        7,963
Hubbell Inc. Class B.................................       78,000        3,608
Siemens AG...........................................       33,000        2,226
                                                                        -------
                                                                         19,387
ELECTRONICS (4.0%)
*Analog Devices, Inc.................................       43,000        1,441
Intel Corporation....................................       43,000        3,969
Motorola, Inc........................................       50,000        3,594
Sony Corporation Sponsored ADRs......................       27,000        2,536
                                                                        -------
                                                                         11,540
ENERGY SERVICES (2.0%)
Baker Hughes Inc.....................................       60,000        2,625
*Cooper Cameron Corporation..........................       18,000        1,292
Sante Fe International Corporation...................       36,000        1,674
                                                                        -------
                                                                          5,591

5

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
FERTILIZERS (0.5%)
Potash Corporation of Saskatchewan Inc. .............       20,000      $ 1,570

FOOD, BEVERAGE & TOBACCO (2.1%)
General Mills, Inc...................................       26,000        1,792
PepsiCo, Inc.........................................       45,000        1,825
Philip Morris Companies Inc..........................       60,000        2,494
                                                                       --------
                                                                          6,111
INSURANCE (1.2%)
American States Financial Corporation................       75,500        3,549

MEDICAL SUPPLIES (1.0%)
Baxter International Inc.............................       55,000        2,874

MULTI-INDUSTRY (0.7%)
Honeywell, Inc. .....................................       30,000        2,016

OIL AND NATURAL GAS (6.2%)
British Petroleum Company Plc ADRs...................       58,000        5,267
Elf Aquitaine Sponsored ADRs.........................       32,000        2,134
El Paso National Gas Company.........................       32,000        1,938
Enron Corp. .........................................       68,000        2,618
Mobil Corporation....................................       38,000        2,812
Tosco Corporation....................................       38,000        1,323
*United Meridian Corporation.........................       42,000        1,544
                                                                       --------
                                                                         17,636
PAPER & FOREST PRODUCTS (1.1%)
Plum Creek Timber Company, L.P.......................       90,000        3,049

REAL ESTATE (3.8%)
Kimco Realty Corporation.............................       66,000        2,298
Reckson Associates Realty Corporation................       96,200        2,561
The Rouse Company....................................       60,587        1,878
*Security Capital Group Incorporated.................       55,500        1,908
Security Capital Industrial Trust....................       88,333        2,059
                                                                       --------
                                                                         10,704
RETAIL (2.0%)
Home Depot, Inc......................................       40,500        2,111
Wal-Mart Stores, Inc.................................       94,000        3,443
                                                                       --------
                                                                          5,554
TELECOMMUNICATIONS (3.1%)
*AirTouch Communications, Inc. ......................       80,000        2,835
GTE Corporation......................................       58,000        2,632
Telebras ADRs........................................        4,000          515
Telefonica de Argentina S.A. ADRs....................       75,000        2,747
                                                                       --------
                                                                          8,729
TRANSPORTATION (1.2%)
Canadian National Railway Company....................       65,000        3,380

UTILITIES-ELECTRIC (0.8%)
Empresa Nacional de Electricidad, S.A. de C.V., ADRs.      108,000        2,322
                                                                       --------
TOTAL STOCKS (Cost $88,470).......................................      160,742
-------------------------------------------------------------------------------

6

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                            Number       Market
                                                         of Shares        Value
-------------------------------------------------------------------------------
PREFERRED STOCK (0.4%)
OIL & NATURAL GAS (0.4%)
*+Tosco Corporation $2.875 Cv (Cost $937)............       17,000      $ 1,037

-------------------------------------------------------------------------------
                                                         Principal
CONVERTIBLE SUBORDINATED DEBENTURES (10.9%)                 Amount
-------------------------------------------------------------------------------
ELECTRONICS (2.1%)
Analog Devices 3.500% 12/01/00.......................       $  900        1,493
LM Ericsson 4.250% 6/30/00...........................          700        4,638
                                                                       --------
                                                                          6,131
ENERGY (0.9%)
SFP Pipelines Holdings 11.160% 8/15/10...............        2,000        2,590

HEALTH CARE (3.0%)
Elan International Financial Ltd. Zero Coupon
   (Effective Yield 4.652%) 10/16/12.................        3,000        3,270
Nationwide Health Properties 6.250% 1/01/99..........        2,700        2,913
+Roche Holdings Ltd. Zero Coupon (Effective
    Yield 4.750%) 9/23/08............................        2,500        2,325
                                                                       --------
                                                                          8,508
HOTELS (1.4%)
HFS Inc. 4.500% 10/01/99.............................          950        3,877

INSURANCE (1.5%)
Fremont General Zero Coupon (Effective
     Yield 9.270%) 10/12/13..........................        4,500        4,168

RETAIL (0.4%)
Home Depot Inc. 3.250% 10/01/01......................          950        1,169

SERVICES (1.6%)
Danka Business Systems Plc 6.750% 4/01/02............        1,100        1,701
+U.S. Filter 6.000% 9/15/05..........................        1,200        2,856
                                                                       --------
                                                                          4,557
                                                                       --------
TOTAL CONVERTIBLE SUBORDINATED DEBENTURES (Cost $17,662)..........       31,000
-------------------------------------------------------------------------------
TOTAL EQUITY-RELATED SECURITIES (Cost $107,029)...................      192,779
-------------------------------------------------------------------------------

7

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                         Principal       Market
                                                            Amount        Value
-------------------------------------------------------------------------------
BONDS AND NOTES (31.5%)
U.S. GOVERNMENT OBLIGATION (13.7%)
U.S. Treasury Bonds
   8.125% 8/15/19....................................      $12,500     $ 14,884
   7.250% 8/15/22....................................        7,200        7,872
U.S. Treasury Notes
   6.125% 3/31/98....................................        1,700        1,706
   5.125% 6/30/98....................................        2,000        1,994
   5.875% 3/31/99....................................        3,250        3,256
   7.875% 8/15/01....................................        6,850        7,293
   5.750% 8/15/03....................................        2,000        1,969
                                                                       --------
                                                                         38,974
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.8%)
Federal Home Loan Mortgage Corporation Gold
   6.500% 2/01/11....................................        1,704        1,696
   6.500% 4/01/11....................................          890          886
   6.500% 10/01/11...................................        1,810        1,800
   6.500% 4/01/26....................................          953          930
   6.500% 6/01/26....................................          959          936
Federal Home Loan Mortgage Corporation
   6.500% 4/01/11....................................        1,565        1,558
   6.500% 4/01/26....................................          981          958
   6.500% 2/01/27....................................        2,962        2,886
   6.500% 3/01/27....................................        2,707        2,641
Government National Mortgage Association
   8.000% 7/15/25....................................        1,233        1,276
   8.000% 3/15/26....................................          887          917
                                                                       --------
                                                                         16,484
AIR TRANSPORTATION (2.1%)
Federal Express Corporation 1994 Pass-Through Certificates
   Series A310-A1 7.530% 9/23/06.....................        1,907        1,951
Lockheed Martin Corporation 6.550% 5/15/99...........        2,500        2,522
United Airlines Series 1991 9.200% 3/22/08...........        1,340        1,498
                                                                       --------
                                                                          5,971
CHEMICALS (0.8%)
BOC Group Plc 5.875% 1/29/01.........................        2,500        2,469

COMMERCIAL BANK (1.6%)
Den Danske Bank 6.550% 9/15/03.......................        2,250        2,235
Deutsche Ausgleichsbank 7.000% 9/24/01...............        2,250        2,319
                                                                       --------
                                                                          4,554
CONSTRUCTION & HOUSING (0.8%)
Hanson Overseas 6.750% 9/15/05.......................        2,250        2,250

FINANCIAL (2.9%)
ALPS Pass-Through Trust Series 1994-1 Class C2
     9.350% 9/15/04..................................        2,487        2,567
Lehman Brothers Holdings, Inc. 8.375% 2/15/99........        2,500        2,575
MDC Mortgage Funding Corporation Series Q Class 5
     8.850% 3/20/18..................................          359          370
Ford Motor Credit 6.375% 9/15/99.....................        2,750        2,764
                                                                       --------
                                                                          8,276
FOREIGN GOVERNMENT REGIONAL BONDS (2.3%)
+Corporacion Andina de Fomento 6.625% 10/14/98.......        1,500        1,509
+Republic of Slovenia 7.000% 8/06/01.................        2,750        2,800
Province of Quebec 6.500% 1/17/06....................        2,400        2,370
                                                                       --------
                                                                          6,679

8

SR&F Balanced Portfolio CONTINUED
-------------------------------------------------------------------------------
                                                         Principal       Market
                                                            Amount        Value
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (0.8%)
American Mortgage Trust Series 1993-3 Class 3B
     8.190% 9/27/22..................................      $ 2,272     $  2,184

UTILITIES - ELECTRIC (0.7%)
National Power Plc 7.125% 7/11/01....................        2,000        2,041
-------------------------------------------------------------------------------
TOTAL BONDS AND NOTES (Cost $86,756)..............................       89,882
-------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS (7.0%)
COMMERCIAL PAPER (7.0%)
Associates Corp. of North America 6.400% 10/01/97....       12,990       12,990
Bridgestone/Firestone 6.500% 10/01/97................        2,000        2,000
Goldman Sachs Group 5.600% 10/02/97..................        5,000        4,999
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS (Amortized Cost $19,989).............       19,989
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.2%)
(Cost $213,774)...................................................     $302,650
OTHER ASSETS, LESS LIABILITIES (-6.2%)............................      (17,709)
                                                                       --------
TOTAL NET ASSETS (100.0%).........................................     $284,941
                                                                        =======
-------------------------------------------------------------------------------
SECURITIES SOLD SHORT AT SEPTEMBER 30, 1997, WERE AS FOLLOWS:
                                                                          Market
                                                            SHARES         VALUE
   BankAmerica Corporation...........................       60,000      $ 4,399
   British Petroleum Company Plc ADRs................       58,000        5,267
   Citicorp..........................................       30,000        4,018
   Eli Lilly & Co. ..................................       10,000        1,207
   Emerson Electric Co. .............................       20,000        1,152
   Enron Corp. ......................................       25,000          963
   General Electric Company..........................       70,000        4,764
   Intel Corporation.................................        8,000          739
                                                                       --------
TOTAL VALUE OF SECURITIES SOLD SHORT (Proceeds $17,831) ..........     $ 22,509
                                                                        =======
-------------------------------------------------------------------------------

* Non-income producing.
+ These securities are subject to contractual or legal restrictions on their resale. At September 30, 1997 the aggregate value of these securities represented 3.7 percent of net assets.

See accompanying notes to financial statements.

STEIN ROE ADVISOR BALANCED FUND

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands, except per-share data)
ASSETS
Investment in SR&F Balanced Portfolio, at value                          $  112
Cash                                                                         17
Other assets                                                                 16
                                                                         ------
     Total Assets                                                        $  145
                                                                         ======
LIABILITIES
Payable to investment adviser and transfer agent                         $   21
Other liabilities                                                            12
                                                                         ------
     Total Liabilities                                                       33
                                                                         ------
CAPITAL
Paid-in capital                                                             100
Net unrealized appreciation of investments                                   16
Accumulated undistributed net realized losses on investments                 (4)
                                                                         ------
     TOTAL CAPITAL (NET ASSETS)                                             112
                                                                         ------
     TOTAL LIABILITIES AND CAPITAL                                       $  145
                                                                         ======
SHARES OUTSTANDING (UNLIMITED NUMBER AUTHORIZED)                             10
                                                                         ======
NET ASSET VALUE (CAPITAL) PER SHARE                                      $11.17
                                                                         ======

See accompanying notes to financial statements.

STEIN ROE ADVISOR BALANCED FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997(a)
(All amounts in thousands)
INVESTMENT INCOME
Dividends and interest allocated from SR&F Balanced Portfolio               $  1
                                                                            ----
EXPENSES
Amortization of organization expenses                                         20
Accounting fees                                                               16
Audit and legal fees                                                          11
Trustees fees                                                                  4
Printing and postage                                                           3
Other                                                                          3
                                                                            ----
                                                                              57
Reimbursement of expenses by investment adviser                              (56)
                                                                            ----
     Total Expenses                                                            1
                                                                            ----
     Net Investment Income                                                    --
                                                                            ----
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments allocated from SR&F Balanced Portfolio     (4)
Net change in unrealized appreciation or depreciation of investments          16
                                                                            ----
     Net Gains on Investments                                                 12
                                                                            ----
     Net Increase in Net Assets Resulting from Operations                   $ 12
                                                                            ====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

STEIN ROE ADVISOR BALANCED FUND

STATMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income                                                     $  --
Net realized losses on investments                                           (4)
Net change in unrealized appreciation or depreciation of investments         16
                                                                          -----
     Net Increase in Net Assets Resulting from Operations                    12
                                                                          -----
SHARE TRANSACTIONS
Subscriptions to fund shares (10 shares)                                    100
                                                                          -----
      Net Increase from Share Transactions                                  100
                                                                          -----
      Net Increase in Net Assets                                            112

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                          -----
End of Period                                                             $ 112
                                                                          =====

(a) From commencement of operations on February 14, 1997.

See accompanying notes to financial statements.

SR&F BALANCED PORTFOLIO

BALANCE SHEET
SEPTEMBER 30, 1997
(All amounts in thousands)
ASSETS
Investments, at market value                                            $302,650
Deposit with broker for securities sold short                             17,831
Dividends and interest receivable                                          1,843
Receivable for investments sold                                              466
Cash                                                                           3
Other assets                                                                   4
                                                                        --------
   Total Assets                                                          322,797
                                                                        --------
LIABILITIES
Securities sold short, at market value                                    22,509
Loan payable to broker                                                    14,500
Interest payable                                                             437
Payable for dividends on securities sold short                               231
Payable to investment adviser                                                138
Other liabilities                                                             41
                                                                        --------
   Total Liabilities                                                      37,856
                                                                        --------
Net Assets Applicable to Investors' Beneficial Interest                 $284,941
                                                                        ========

See accompanying notes to financial statements.

SR&F BALANCED PORTFOLIO

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (a)
(All amounts in thousands)
INVESTMENT INCOME
Interest                                                                 $ 5,399
Dividends                                                                  1,884
                                                                         -------
   Total Investment Income                                                 7,283
                                                                         -------
EXPENSES
Management fees                                                              971
Accounting fees                                                               20
Custodian fees                                                                20
Audit and legal fees                                                          18
Trustees' fees                                                                 17
Transfer agent fees                                                            4
Other                                                                         17
                                                                         -------
   Total Expenses                                                          1,067
                                                                         -------
   Net Investment Income                                                   6,216
                                                                         -------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS

Net realized gains on investments                                          6,044
Net change in unrealized appreciation or depreciation of
       investments                                                        21,679
                                                                         -------
       Net Gains on Investments                                           27,723
                                                                         -------
Net Increase in Net Assets Resulting from Operations                     $33,939
                                                                         =======

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

SR&F BALANCED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended September 30, 1997 (a)
(All amounts in thousands)
OPERATIONS
Net investment income                                                 $   6,216
Net realized gains on investments                                         6,044
Net change in unrealized appreciation or depreciation
        of investments                                                   21,679
                                                                      ---------
        Net Increase in Net Assets Resulting
             from Operations                                             33,939
                                                                      ---------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                           272,915
Withdrawals                                                             (21,913)
                                                                      ---------
   Net Increase from Transactions in Investors'
         Beneficial Interest                                            251,002
                                                                      ---------
   Net Increase in Net Assets                                           284,941

TOTAL NET ASSETS
Beginning of Period                                                          --
                                                                      ---------
End of Period                                                         $ 284,941
                                                                      =========

(a) From commencement of operations on February 3, 1997.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


NOTE 1.  ORGANIZATION OF THE SR&F BALANCED PORTFOLIO

The SR&F Balanced Portfolio (the "Portfolio") is a separate series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio. The Portfolio commenced operations on February 3, 1997. At commencement, the Stein Roe Balanced Fund contributed $260,013 in securities and other assets. On February 14, 1997, Stein Roe Advisor Balanced Fund contributed cash of $100.
        The Portfolio allocates net asset value, income and expenses based on respective percentage ownership of each investor on a daily basis. At September 30, 1997, Stein Roe Balanced Fund and Stein Roe Advisor Balanced Fund owned
99.96 percent and .04 percent, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Stein Roe Advisor Balanced Fund (the "Fund"), a series of the Stein Roe Advisor Trust (a Massachusetts business trust) and the Portfolio. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATIONS
All securities are valued as of September 30, 1997. Securities are valued, depending on the security involved, at the last reported sales price, last bid or asked price, or the mean between last bid and asked price as of the close of the appropriate exchange or other designated time. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security. Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents a fair value.

SECURITIES SOLD SHORT
During the period ended September 30, 1997, the Portfolio engaged in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio may incur a gain or a loss between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio has established a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale in a margin account.

The Portfolio may take a loan against said proceeds not exceeding 95 percent of the total proceeds. The Portfolio also must maintain in a separate account with the custodian an equivalent amount of the securities sold short or convertible or exchangeable into said securities.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on respective percentages of ownership.
        The Fund intends to utilize provisions of the federal income tax laws that allow the Fund to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At September 30, 1997, the Fund had a capital loss carryforward of $4, which expires in 2005.

DISTRIBUTION TO SHAREHOLDERS
The Fund declares and pays dividends of any net investment income at least quarterly, and any net realized capital gains annually. Shareholder distributions are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary overdistributions are classified as distributions in excess of net investment income or net realized gains. Permanent differences are reclassified to the appropriate capital account.

OTHER INFORMATION
Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.
        Realized gains or losses from sales of securities are determined on the specific identified cost basis.
        All amounts, except per-share amounts, are shown in thousands.

NOTE 3. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for the Portfolio is computed at an annual rate of .55 of 1 percent of average daily net assets up to $500 million, .50 of 1 percent of the next $500 million, and .45 of 1 percent thereafter. The administrative fees for the Fund are computed at an annual rate of .15 of 1 percent of average daily net assets up to $500 million, .125 of 1 percent of the next $500 million, and .10 of 1 percent thereafter.
        The administrative agreement for the Fund provides that the Adviser will reimburse the Fund to the extent that annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which the Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse the Fund to the extent that expenses exceed 1.35 percent of average daily net assets. This expense limitation expires on January 31, 1998, subject to earlier termination by the Adviser on 30 days' notice.
        The transfer agent fees were paid to SteinRoe Services Inc. (SSI), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company. SSI entered into an agreement with Colonial Investors Service Center, Inc. (CISC), an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company, to act as sub-transfer agent for the Fund. Effective October 15, 1997, CISC replaced SSI as transfer agent for the Fund.
        The Adviser also provides certain fund accounting services. For the period ended September 30, 1997, the Fund and Portfolio incurred charges of $16 and $20, respectively.
        Certain officers and trustees of the Trusts are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended September 30, 1997, was $4 and $17, respectively. No remuneration was paid to any other trustee or officer of the Trusts.

NOTE 4. SHORT-TERM DEBT

To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1997.


NOTE 5. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales for the Portfolio (other than short-term obligations) for the period ended September 30, 1997, were $58,201 and $61,267, respectively.
        At September 30, 1997, the cost of investments in the Portfolio for federal income tax purposes and for financial reporting were $213,713 and $213,774, respectively. Unrealized appreciation and depreciation on a tax basis were $89,566 and $629, respectively.

NOTE 6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
        Annual fees under the Plans of up to .25 percent are computed annually as a percentage of average daily net assets.

FINANCIAL HIGHLIGHTS

STEIN ROE ADVISOR BALANCED FUND

Selected per-share data (for a share outstanding throughout the period), ratios and supplemental data.
                                                                Period
                                                                 Ended
                                                         September 30,
                                                               1997 (a)
NET ASSET VALUE, BEGINNING OF PERIOD                        $    10.00
                                                            ----------
INCOME FROM INVESTMENT OPERATIONS
        Net investment income                                     0.04
        Net realized and unrealized gains on investments          1.13
                                                            ----------
                Total from investment operations                  1.17
                                                            ----------
NET ASSET VALUE, END OF PERIOD                              $    11.17
                                                            ==========
Ratio of net expenses to average net assets (b)                   1.35%*
Ratio of net investment income to average net assets (c)          0.70%*
Total return                                                     11.70%
Net assets, end of period                                   $      112

* Annualized
(a) From commencement of operations on February 14, 1997.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 87.83 percent for the period ended September 30, 1997.
(c) Computed giving effect to the investment adviser's expense limitation undertaking.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

SR&F BALANCED PORTFOLIO
                                                                       Period
                                                                        Ended
                                                                September 30,
                                                                     1997 (a)
RATIOS TO AVERAGE NET ASSETS
Ratio of net investment income to average net assets                   3.52%*
Ratio of net expenses to average net assets                            0.60%*
Portfolio turnover rate                                                  21%
Average commissions (per share)                                    $ 0.0534

*  Annualized
(a) From commencement of operations on February 3, 1997.

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of:

Stein Roe Advisor Balanced Fund
SR&F Balanced Portfolio

We have audited the accompanying balance sheet of the Stein Roe Advisor Balanced Fund and the accompanying balance sheet, including the schedule of investments, of the SR&F Balanced Portfolio as of September 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Balanced Portfolio included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Advisor Balanced Fund and the SR&F Balanced Portfolio at September 30, 1997, the result of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP
Chicago, Illinois
November 24, 1997

Stein Roe Advisor Trust

TRUSTEES
Timothy K. Armour
President, Mutual Fund Division and Director,
   Stein Roe & Farnham Incorporated
Kenneth L. Block
Chairman Emeritus, A.T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
   United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel,
   Sara Lee Corporation
Francis W. Morley
Chairman, Employer Plan Administrators and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
   University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

AGENTS AND ADVISERS
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
Colonial Investors Service Center, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants



OFFICERS
Timothy K. Armour, President
William D. Andrews, Executive Vice President
Jilaine H. Bauer, Executive Vice President, Secretary
Thomas W. Butch, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President, Chief
   Financial Officer
Bruno Bertocci, Vice President
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Philip J. Crosley, Vice President
Erik P. Gustafson, Vice President
David P. Harris, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
John S. McLandsborough, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Richard B. Peterson, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President
Stacy H. Winick, Vice President
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary

                Liberty Financial Investments, Inc., distributor
                                Member SIPC 11/97